================================================================================
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                    TSR, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:__________________________________
     2) Aggregate number of securities to which transaction applies:__________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):___________
          _____________________________________________________________________
     4)   Proposed maximum aggregate value of transaction:_____________________
     5)   Total fee paid:______________________________________________________

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:________________________________________________
     2) Form, Schedule or Registration No.: ___________________________________
     3) Filing Party:__________________________________________________________
     4) Date Filed:____________________________________________________________

                                    TSR, Inc.
                                 400 OSER AVENUE
                               HAUPPAUGE, NY 11788
                               -------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         to be held on November 17, 1999
                         -------------------------------


NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of TSR, Inc. (the "Company"), a Delaware corporation, will be held at the Sheraton Long Island Hotel, 110 Vanderbilt Motor Parkway, Smithtown, New York 11788, on November 17, 1999 at 9:00 a.m. local time, to consider and act upon the following matters.

     1. To elect two (2) Class II Directors.

     2. To ratify the appointment by the Board of Directors of KPMG LLP as the independent auditors of the Company to examine and report on its consolidated financial statements for the fiscal year ending May 31, 2000.

     3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

Stockholders of record at the close of business on October 8, 1999 will be entitled to vote at the meeting or any adjournments thereof. A list of stockholders entitled to vote at the Meeting will be open for examination of any stockholder of the Company, for any purpose germane to the meeting, during ordinary business hours at the offices of the Company for the ten-day period prior to the Meeting.

                                   By Order of the Board of Directors,


                                   /s/JOHN G. SHARKEY
                                   --------------------------
                                      John G. Sharkey, Secretary

Hauppauge, New York
October 15, 1999

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE SO THAT YOUR SHARES ARE REPRESENTED. NO POSTAGE IS NEEDED IF THE PROXY IS MAILED WITHIN THE UNITED STATES.

                                    TSR, Inc.
                                 400 Oser Avenue
                               Hauppauge, NY 11788
                               -------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                         to be held on November 17, 1999
                         -------------------------------


                                 PROXY STATEMENT
                                 ---------------

The accompanying form of proxy is solicited on behalf of the Board of Directors of the Company for use at the Annual Meeting of the Stockholders of the Company to be held at the Sheraton Long Island Hotel, 110 Vanderbilt Motor Parkway, Smithtown, New York 11788, on November 17, 1999 at 9:00 a.m. or at any adjournment thereof. The solicitation of proxies will be made by mail and the cost will be borne by the Company.

Proxies in the accompanying form which are properly executed and duly returned to the Company and not revoked will be voted as specified and, if no direction is made, will be voted for each of the proposals set forth in the accompanying Notice of Meeting. Each proxy granted is revocable and may be revoked at any time prior to its exercise by advising the Company in writing of its revocation. In addition, a Stockholder who attends the Meeting in person may, if he wishes, vote by ballot at the Meeting, thereby canceling any proxy previously given.

This Proxy Statement, the enclosed form of proxy and the Company's Annual Report for the fiscal year ended May 31, 1999 were first mailed on or about October 15, 1999 to holders of record as of October 8, 1999.

A majority of the issued and outstanding shares of Common Stock entitled to vote constitutes a quorum at the Meeting. Shares of Common Stock represented in person or by proxy at the Meeting (including shares that abstain or do not vote with respect to one or more of the matters presented at the Meeting) will be tabulated by the inspectors of election appointed for the Meeting whose tabulation will determine whether or not a quorum is present. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum with respect to any matter, but will not be counted as votes in favor of such matter. If a broker holding stock in "street name" indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a matter, those shares will not be considered as present and entitled to vote with respect to that matter. Accordingly, a "broker non-vote" on a matter will have no effect on the voting.

Candidates for election as members of the Board of Directors who receive the highest number of votes, up to the number of directors to be chosen, shall stand elected, and an absolute majority of the votes cast is not a prerequisite to the election of any candidate to the Board of Directors.

The outstanding voting stock of the Company as of September 1, 1999 consisted of 5,203,926 shares of Common Stock, par value one ($.01) cent per share (the "Common Stock"), with each share entitled to one vote. Only Stockholders of record at the close of business on October 8, 1999 are entitled to vote at the Meeting.

As of September 1, 1999 the following persons were known to Management to be beneficial owners of more than five percent of the Company's Common Stock:

                                   Amount and Nature
Name and Address                 of Beneficial Ownership
of Beneficial Owner              at September 1, 1999 (1)      Percent of Class
------------------               -----------------------       ----------------

Joseph F. Hughes (2)
400 Oser Avenue
Hauppauge, New York  11788            2,113,728 (3)                39.8%

-------------

(1) Unless otherwise stated herein, each beneficial owner has sole voting power and sole investment power.

(2)  The beneficial owner is an officer and director of the Company.

(3) Mr. Hughes' ownership includes 270,928 shares of common stock held of record by his wife, as to which Mr. Hughes disclaims beneficial ownership. Also, includes 110,000 shares which are subject to options which are presently exercisable or are exercisable within 60 days of September 1, 1999 under the Company's 1997 Employee Stock Option Plan.

All executive officers and directors of the Company as a group (6 persons) beneficially owned shares of the Company's common stock as of September 1, 1999 as follows:

           Amount of Shares
          Beneficially Owned                 Percent of Class
          ------------------                 ----------------
                  2,277,028*                       41.9%

--------------

* Includes 230,000 shares which are subject to options which are presently exercisable or are exercisable within 60 days of September 1, 1999 under the Company's 1997 Employee Stock Option Plan.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

At the Meeting, two (2) Class II Directors are to be elected for a three year term expiring at the Company's 2002 Annual Meeting or until his successor has been elected and qualified.

If the nominee listed below is unavailable for election at the date of the Annual Meeting, the shares represented by the proxy will be voted for such nominee or nominees as the person or persons designated to vote shall, in their judgement, designate. Management at this time has no reason to believe that the nominee will not be available or will not serve if elected.

Set forth in the following table is certain information with respect to the nominee, as of September 1, 1999.

Names of Directors                         Nominee                Nominee
    and Nominees                          for Class               for Term
    for Election             Age         of Director              Expiring
    ------------             ---         -----------             ---------

 James J. Hill (1)           69            Class II                 2002
 Ernest G. Bago (1)          59            Class II                 2002

------------

(1)  Member of the Compensation and Audit Committees of the Board of Directors.

Directors and Executive Officers of the Company.

The following table sets forth certain information concerning the executive officers and directors of the Company, including equity securities beneficially owned, as of September 1, 1999. The statements as to securities beneficially owned are based upon information furnished by the officers and directors of the
Company:

                                                                                                Common Stock
                                                                                               of the Company         Percentage
                                                                       Year First            Owned Beneficially           Of
Name                           Age            Position              Officer or Director    directly or indirectly        Class
----                           ---            --------              -------------------    ----------------------     ----------
Joseph F. Hughes(6)            68        Chairman of the Board,            1969                  2,113,728(1)           39.8%
                                         Chief Executive Officer,
                                         President, Treasurer and
                                         Director

Ernest G. Bago                 59        President, TSR Consulting         1990                    110,200(2)            2.1%
                                         Services, Inc. and Director

John G. Sharkey                39        Vice President, Finance,          1990                     45,500(3)            0.9%
                                         Controller and Secretary

John H. Hochuli, Jr.(5,6)      69        Director                          1993                         -                 -

James J. Hill(5,6)             69        Director                          1989                         -                 -

Michael P. Dowd(5,6)           39        Director                          1997                      7,600(4)            0.1%

--------------

(1)  See footnotes to table of stock ownership of certain stockholders.

(2) Includes 80,000 shares which are subject to options which are presently exercisable or are exercisable within 60 days of September 1, 1999 under the Company's 1997 Employee Stock Option Plan.

(3) Includes 40,000 shares which are subject to options which are presently exercisable or are exercisable within 60 days of September 1, 1999 under the Company's 1997 Employee Stock Option Plan.

------------------------------------------------------------

(4) Includes 3,600 shares of common stock held of record by his wife as to which Mr. Dowd disclaims beneficial ownership.

(5)  Member of the Compensation Committee of the Board of Directors.

(6)  Member of the Audit Committee of the Board of Directors.

During the fiscal year ended May 31, 1999 the Company's Board of Directors held five meetings. Each incumbent Director, who was a director at the time of the meeting, attended all of the meetings held during such period. The Compensation Committee, consisting of the three outside directors, met once during the year, with all members in attendance. The Audit Committee also met once during the year, with all members in attendance.

Mr. Joseph F. Hughes, from 1953 until forming the Company in 1969, was employed by International Business Machines Corporation ("IBM") in various systems engineering, marketing and administrative positions. Immediately prior to his employment with the Company, Mr. Hughes was responsible for managing the market and technical sales group serving colleges and universities with IBM in Long Island and Westchester County.

Mr. Ernest G. Bago, from 1986 until joining the Company in March 1990, was employed by Cap Gemini America as New Jersey Branch Manager. Prior to 1986, Mr. Bago was employed by Computer Sciences Corporation (CSC) for 14 years. During his tenure at CSC, Mr. Bago held various sales and marketing positions. His last position was Vice President of Sales and Marketing for the Communications Industry Division.

Mr. John G. Sharkey has a Masters Degree in Finance. He is a Certified Public Accountant in the State of New York. From 1987 until joining the Company in October 1990, Mr. Sharkey was Controller of a publicly held electronics manufacturer. From 1984 to 1987, he served as Deputy Auditor of a commercial bank, having responsibility over the internal audit department. Prior to 1984, Mr. Sharkey was employed by KPMG LLP as a senior accountant.

Mr. John H. Hochuli, Jr. has been a Director of the Company since April 1993. In 1994 he retired from Diamond Manufacturing Corp., a maker of aluminum windows and doors, which he founded in 1955 and served as President.

Mr. James J. Hill has been a Director of the Company since December 1989. Since 1979 he has been Executive Vice President of Sales and Marketing for MRA Publications, Inc., a medical publishing business. Mr. Hill received a Bachelor of Science Degree in Business Administration from the University of Arizona in 1958 and a Bachelor of Foreign Trade Degree from the American Institute of Foreign Trade in Arizona in 1959.

Mr. Michael P. Dowd has been a Director of the Company since September 1997. Since 1987 he has been employed at Bear Stearns & Co., Inc. as an Associate Director. He has a Bachelor of Arts Degree from Fairfield University. He is the Son-in-Law of Mr. Joseph F. Hughes, Chairman of the Board of Directors.

The Company's executive officers are elected by, and serve at the discretion of, the Board of Directors.

    REMUNERATION AND CERTAIN TRANSACTIONS OF EXECUTIVE OFFICERS AND DIRECTORS
    -------------------------------------------------------------------------

The following table sets forth a summary for the last three fiscal years of all compensation paid to the Company's Chief Executive Officer and each of the other executive officers whose individual compensation exceeded $100,000 ("Named Executives").

                    Summary Annual Compensation Table (1, 2)
                    ----------------------------------------

                                                                                                          Long Term Awards
                                                                                                          ----------------
                                                                                                            Stock Options
                                                                                                            -------------
                                                                          Annual Compensation               No. of Shares
                                                                          -------------------               -------------
Name and Principal Position                       Fiscal Year           Salary             Bonus          Underlying Options
---------------------------                       -----------           ------             -----          ------------------
Joseph F. Hughes                                     1999             $ 386,000         $ 694,000                -
President and Chief Executive Officer                1998               375,000           505,000             110,000
                                                     1997               353,000           265,000                -

Ernest G. Bago                                       1999               200,000           675,000                -
President, TSR Consulting Services, Inc.             1998               150,000           456,000              80,000
                                                     1997               150,000           407,000                -

John G. Sharkey                                      1999               113,000            50,000                -
Vice President, Finance                              1998               105,000            35,000              40,000
                                                     1997                99,000            25,000                -

--------------

(1) The aggregate amount of all perquisites and other personal benefits paid to any Named Executive is not greater than either $50,000 or 10% of the total annual salary and bonus reported for such Named Executive.

(2) During the three fiscal years indicated, the Company, did not grant any stock appreciation rights to its executive officers, did not make any restricted stock awards and did not have a long-term incentive plan. The Company adopted the 1997 Employee Stock Option Plan in April, 1997.




              Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year End Option/SAR Values
----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Value of unexercised
                                                                       Number of unexercised    in-the-money options/
                         Shares Acquired        Value realized        options/SARs at fiscal        SARs at fiscal
          Name           on exercise (#)              ($)                  year end (#)              Year end ($)
---------------------  ---------------------  -------------------  --------------------------  -----------------------------
                                                                            Exercisable/             Exercisable/
                                                                           unexercisable            unexercisable
---------------------  ---------------------  -------------------  --------------------------  -----------------------------
  Joseph F. Hughes              -                    -                      110,000/0                   0/0(1)
  Ernest G. Bago                -                    -                       80,000/0                   0/0(1)
  John G. Sharkey               -                    -                       40,000/0                   0/0(1)

---------------

(1) None of the unexercised options were in the money based upon the closing price at May 31, 1999.

Note: The named officers did not receive any grants or exercise any options during the 1999 fiscal year.

          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
          -------------------------------------------------------------

The Compensation Committee consists of the three outside directors who have never been officers of the Company. The Committee's general philosophy is to have a compensation plan that is competitive and will attract, retain, motivate and reward highly qualified executives. The Committee's goals are to attract and retain an executive management team that is capable of taking full advantage of the Company's opportunities, and to provide incentives for outstanding performance. It is the responsibility of the Committee to advise the Board relative to the salaries, bonuses and stock options granted to the individuals listed on the executive compensation table.

The compensation of the Chief Executive Officer, Joseph F. Hughes is currently based on a five year employment agreement which terminates May 31, 2002. This agreement provides for a competitive base salary, a performance based bonus provision tied to the Company's pre-tax profits, and an additional discretionary bonus. In determining the level of Mr. Hughes' compensation, the Committee took into consideration his diverse responsibilities and his development and implementation of business strategies which have significantly enhanced the Company's potential opportunities.

The compensation of the other executive officers is guided by the Committee's overall philosophy and goals. The Committee wishes to further ensure that the services of these individuals are retained to use their years of invaluable experience in the markets that the Company services in order to facilitate continued growth and profitability. The compensation of Ernest G. Bago, President of the contract computer programming subsidiary, is based upon a four year employment agreement which terminates May 31, 2002. This agreement provides for a competitive base salary and a significant performance based bonus tied to the operating profits of the contract computer programming subsidiary. The compensation of John G. Sharkey, Vice President of Finance, is reviewed annually based upon the achievement of both corporate and individual performance goals.

                                             Compensation Committee

                                             James J. Hill, Chairman
                                             John H. Hochuli, Jr.
                                             Michael P. Dowd

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS

The following graph compares cumulative five-year stockholder returns (including reinvestment of dividends) on an indexed basis with the Center for Research in Security Prices ("CRSP") Index for the NASDAQ Stock Market (US Companies) and the CRSP Index for NASDAQ Computer and Data Processing Stocks (SIC Codes 737). These indices are included for comparative purposes only and do not necessarily reflect management's opinion that such indices are an appropriate measure of the relative performance of the stock involved, and are not intended to forecast or be indicative of possible future performance of the Common Stock.

               PERFORMANCE GRAPH OF TSR, INC. COMMON STOCK VERSUS
                       BROAD MARKET AND PEER GROUP INDICES











                               [GRAPHIC OMITTED]






                                        5/94   5/95   5/96   5/97   5/98   5/99
                                        ----   ----   ----   ----   ----   ----
TSR, Inc...............................  100    138   321   1,325  1,193    761
NASDAQ (US)............................  100    119   173     195    247    347
Computer and Data Processing ..........  100    138   211     251    328    526

Notes:

A.   The index level for all series was set to $100 at May 31, 1994.

B. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

C. If the monthly interval based on the fiscal year-end is not a trading day, the preceding trading day is used.

                               COMPENSATION PLANS
                               ------------------

The following described plans adopted by the Company pursuant to which cash or non-cash compensation was paid during the years ended May 31, 1997, 1998, or 1999, or pursuant to which such compensation may be distributed in the future, to the Named Executives.

401(k) Deferred Compensation and Profit Sharing Plan
----------------------------------------------------
In 1985, the Company adopted a voluntary retirement savings plan for employees who have attained age 21 and have at least six months of service. This plan permits employees to contribute, on a pre-tax basis, up to 15% of their compensation. Also, the plan has a matching provision whereby the Company matches 50% of the first 4% of the employee's basic contribution. However, the matching provision does not apply to the Named Executives and other highly paid individuals. Additionally, the plan provides for discretionary profit sharing contributions as determined by the Board of Directors. There were no such contributions for the fiscal years ended May 31, 1997, 1998, or 1999.

COMPENSATION OF DIRECTORS
-------------------------
For their service, members of the Board of Directors who are not salaried employees of the Company received an annual retainer of $10,000, payable quarterly during fiscal 1999.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS
------------------------------------------------------------------------
In June 1998, an employment agreement was entered into with Ernest G. Bago providing for an annual base salary of $200,000, and providing for additional incentive compensation based upon certain criteria which are agreed upon from time to time, such criteria being currently based primarily on the profitability of the Company's contract programming subsidiary. During fiscal year 1999, $675,000 in incentive compensation was paid under this plan. This agreement is for a four year term and provides for severance, in the event of termination, of the base salary for one year. The contract also contains a change in control agreement pursuant to which Mr. Bago will receive a payment on change of control equal to 2.99 times his average annual total compensation but not in excess of $250,000 times the remaining years in the contract term.

In June 1997, an employment agreement was entered into with Joseph F. Hughes which terminates May 31, 2002. This agreement provides for an initial base salary of $375,000 with annual adjustments based upon increases in the Consumer Price Index, such increases to be no less than 3% and no more than 8% per year. Additionally, the agreement provides for an annual discretionary bonus for each fiscal year, the maximum to be $50,000 if pre-tax profits are less than $1,000,000 and a minimum of 7.5% of pre-tax profits if such profits exceed $1,000,000. In fiscal 1999, Mr. Hughes received the minimum bonus of 7.5% of pre-tax profits or $694,000 as incentive compensation.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934
--------------------------------------------------------------------
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten percent Stockholders are required by regulation of the Commission to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended May 31, 1999, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were satisfied, except as set forth in this paragraph. Michael Dowd, a director of the Company, was late in filing a Form 4 with respect to the sale of shares of common stock of the Company by his spouse and a Form 5 reporting the receipt of shares of common stock pursuant to a gift.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
----------------------------------------------
Mr. James J. Hughes, son of Joseph F. Hughes, was employed by the Company from 1975 through June 15, 1999 when his employment with the Company terminated. He served as Manager, Data Processing as well as, Production Manager of Catch/21 Enterprises, Incorporated, the subsidiary which is engaged in providing Year 2000 compliance services. During fiscal year 1999, he received total cash compensation of $239,000.

Mr. Christopher Hughes, son of Joseph F. Hughes, has been employed by the Company since 1983 and is currently a Vice President for the contract computer programming business. He received total cash compensation of $241,000 during fiscal year 1999.

Ms. Lisa M. Amoroso, daughter of Joseph F. Hughes has been employed by the Company since 1995 and is currently a technical recruiter for the contract computer programming business. During fiscal year 1999 she received total cash compensation of $87,000.

Mr. Joseph Kilduff, brother-in-law of Joseph F. Hughes has been employed by the Company since 1992 and is currently a technical recruiter for the contract computer programming business. During fiscal 1999, he received total cash compensation of $70,000.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
                ------------------------------------------------

KPMG LLP, certified public accountants, have been appointed by the Company's Board of Directors as independent auditors for the Company to examine and report on its financial statements for fiscal year ending May 31, 2000. KPMG LLP audited and reported on the Company's financial statements for the year ended May 31, 1999 and it is expected that a representative of KPMG LLP will be present at the Meeting with an opportunity to make a statement if he desires to do so and will be available to respond to questions. The appointment of the independent auditors will be ratified if it receives the affirmative vote of the holders of a majority of shares of the Company's Common Stock present at the Meeting, in person or by proxy. Submission of the appointment of the auditors to the Stockholders for ratification will not limit the authority of the Board of Directors to appoint another accounting firm to serve as independent auditors if the present auditors resign or their engagement is otherwise terminated. If the Stockholders do not ratify the appointment of KPMG LLP at the Meeting, the selection of KPMG LLP may be reconsidered by the Board of Directors.

                             STOCKHOLDER'S PROPOSALS
                             -----------------------

Any proposal by a Stockholder of the Company intended to be presented at the 2000 Annual Meeting of Stockholders must be received by the Company at its principal executive office not later than June 15, 2000 for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Any such proposal must also comply with the other requirements of the proxy solicitation rules of the Securities and Exchange Commission.

                             FORM 10-K ANNUAL REPORT
                             -----------------------

UPON WRITTEN REQUEST BY ANY STOCKHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING, THE COMPANY WILL FURNISH THAT PERSON, WITHOUT CHARGE, WITH A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MAY 31, 1999, WHICH IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. IN THE EVENT THAT EXHIBITS TO SUCH FORM 10-K ARE REQUESTED, A FEE WILL BE CHARGED FOR REPRODUCTION OF SUCH EXHIBITS. If the person requesting the report was not a Stockholder of record on October 8, 1999, the request must contain a good faith representation that the person making the request was a beneficial owner of the Company's stock at the close of business on such date. Requests should be addressed to Mr. John G. Sharkey, Secretary, TSR, Inc., 400 Oser Avenue, Hauppauge, NY 11788.

            OTHER BUSINESS SOLICITATION AND EXPENSES OF SOLICITATION
            --------------------------------------------------------

The Board of Directors does not know of any other matters to be brought before the Meeting, except those set forth in the notice thereof. If other business is properly presented for consideration at the Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgement on such matters.

The cost of preparing this Proxy Statement and all other costs in connection with this solicitation of proxies for the Annual Meeting of Stockholders are being borne by the Company. In addition to solicitation by mail, the Company's directors, officers, and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. Brokers, custodians, and fiduciaries will be requested to forward proxy soliciting material to the beneficial owners of Common Stock held in their names, and the Company will reimburse them for their out-of-pocket expenses incurred in connection with the distribution of proxy materials.

Your cooperation in giving this matter your immediate attention and in returning your proxies will be appreciated.

                                         By Order of the Directors,

                                         /s/   JOHN G. SHARKEY
                                         ------------------------------
                                             John G. Sharkey, Secretary

October 15,1999

ANNEX I

                                   PROXY CARD
                                                                           Front
                                    TSR, Inc.
                                 400 OSER AVENUE
                            HAUPPAUGE, NEW YORK 11788

                                -----------------

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 17, 1999

                                -----------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints JOSEPH F. HUGHES and ERNEST G. BAGO or either of them, each with full power of substitution, proxies of the undersigned to vote all shares of common stock of TSR, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on the 17th of November, 1999 at 9:00 a.m., at the Sheraton Long Island Hotel, 110 Vanderbilt Motor Parkway, Smithtown, New York, and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat. Said proxies are instructed to vote as follows:

1. FOR __ WITHHOLDING VOTE __ The election of James J. Hill and Ernest G. Bago for Class II Director.

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY PARTICULAR NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME.

2. FOR __ AGAINST __ ABSTAIN __ The ratification of the appointment by the Board of Directors of the Company of KPMG LLP as the independent auditors of the Company to examine and report on its financial statements for the year ending May 31, 2000.

3. In accordance with their best judgement with respect to any other business that may properly come before the Meeting.

                               (Continued and to be signed on the reverse side.)

                                  Exhibit A - 1

                                   PROXY CARD

                                                                            Back

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ABOVE PROPOSALS.

Receipt is acknowledged of the Notice and Proxy Statements relating to this meeting.

                               Dated:__________________________________  , 1999



                               ------------------------------------------------
                                                  Signature


                               ------------------------------------------------
                                                  Signature

Please sign as name(s) appear(s) hereon. Proxies should be dated when signed. When signing as attorney, executor, administrator, trustee or guardian, the full title of such should be given. Only authorized officers should sign for a corporation. If shares are registered in more than one name, each joint owner should sign.



                                  Exhibit A - 2